UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2014

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Calamos Court Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES Exhibit Index

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, the stockholders of Calamos Asset Management, Inc. (“Corporation”) approved an amendment to the Corporation’s Incentive Compensation Plan (“Plan”) primarily to extend the period during which awards may be made under the Plan and to update the performance criteria set forth in the Plan. A summary of the terms and conditions of the amended Plan are provided in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2014 in connection with the Corporation’s Annual Stockholders Meeting (“Proxy Statement”). The foregoing description of the amended Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the description contained in the Proxy Statement and to the Plan which is attached as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Stockholders on June 3, 2014. The stockholders: (i) elected the Corporation’s nominees as Directors; (ii) approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers; (iii) amended the Plan; and (iv) ratified the appointment of McGladrey LLP as the Corporation’s independent auditors. Each elected Director shall serve until the 2015 Annual Stockholders Meeting or until a successor is elected and qualified or until that person’s earlier resignation, retirement, death, disqualification or removal. McGladrey LLP shall serve for the fiscal year ending December 31, 2014.

The table below shows the voting results:

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
Election of Directors
John P. Calamos, Sr.	777,947,000	n/a	0	n/a	n/a
Gary D. Black	791,490,690	n/a	993,561	n/a	4,280,222
Thomas F. Eggers	790,973,407	n/a	1,450,844	n/a	4,280,222
Richard W. Gilbert	789,585,880	n/a	2,838,371	n/a	4,280,222
Keith M. Schappert	790,974,667	n/a	1,449,584	n/a	4,280,222
William N. Shiebler	790,886,175	n/a	1,538,076	n/a	4,280,222

Approval of Named Executive Officers Compensation	783,899,618	8,132,364	n/a	392,268	4,280,222

Approval of Amended Incentive Compensation Plan	784,675,572	7,662,885	n/a	85,793	4,280,222

Ratification of the Appointment of Public Accounting Firm	796,529,296	75,707	n/a	99,470	n/a

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Calamos Asset Management, Inc. Incentive Compensation Plan, as amended and effective June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: June 4, 2014	By:	/s/ J. Christopher Jackson
J. Christopher Jackson
Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Calamos Asset Management, Inc. Incentive Compensation Plan, as amended and effective June 3, 2014.